Exhibit 10.1
FORM OF

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
by and among
COMPRESSCO, INC.,
COMPRESSCO FIELD SERVICES, INC.,
COMPRESSCO CANADA, INC.,
COMPRESSCO DE MEXICO, S. DE R.L. DE C.V.,
COMPRESSCO PARTNERS GP INC.,
COMPRESSCO PARTNERS, L.P.,
COMPRESSCO PARTNERS OPERATING, LLC,
COMPRESSCO NETHERLANDS B.V.,
COMPRESSCO HOLDINGS, LLC,
COMPRESSCO NETHERLANDS COÖPERATIEF U.A.,
COMPRESSCO PARTNERS SUB, INC.,
TETRA INTERNATIONAL INCORPORATED,
PRODUCTION ENHANCEMENT MEXICO, S. DE R.L. DE C.V.,
and
TETRA TECHNOLOGIES, INC.
Dated as of [•]

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     This Contribution, Conveyance and Assumption Agreement, dated as of [•] (this “Agreement”), is by and among Compressco, Inc., a Delaware corporation and wholly owned subsidiary of TETRA (“Compressco”), Compressco Field Services, Inc., an Oklahoma corporation and wholly owned subsidiary of Compressco (“CFSI”), Compressco Canada, Inc., an Alberta corporation and wholly owned subsidiary of Compressco (“Cansub”), Compressco de Mexico, S. de R.L. de C.V., a Mexico limited liability company of variable capital (sociedad de responsibilidad limitada de capital variable) and subsidiary of Mexico Sub I and Mexico Sub II (“CP Mexico”), Compressco Partners GP Inc., a Delaware corporation and wholly owned subsidiary of CFSI (the “General Partner”), Compressco Partners, L.P., a Delaware limited partnership and subsidiary of CFSI and the General Partner (the “Partnership”), Compressco Partners Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“OPCO”), Compressco Netherlands B.V., a Netherlands private limited liability company and wholly owned subsidiary of CFSI (“Compressco Dutch BV”), Compressco Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Compressco Holdings”), Compressco Netherlands Coöperatief U.A., a Netherlands coöperatief and subsidiary of CFSI and Compressco Holdings (“Compressco Dutch Co-op”), Compressco Partners Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Partnership (“MLP Sub”), TETRA International Incorporated, a Delaware corporation and wholly owned subsidiary of TETRA (“TII”), Production Enhancement Mexico, S. de R.L. de C.V., a Mexico limited liability company of variable capital (sociedad de responsibilidad limitada de capital variable) (“PE Mexico”) and a subsidiary of TII and Providence Natural Gas, LLC, an Oklahoma limited liability company and wholly owned subsidiary of TII (“Providence”), and TETRA Technologies Inc., a Delaware corporation (“TETRA”). The above-named entities are sometimes referred to in this Agreement singularly as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.
RECITALS
     WHEREAS, the General Partner and CFSI have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.
     WHEREAS, concurrently with or immediately following the completion of the transactions contemplated hereby, the Partnership shall consummate an initial public offering (the “IPO”) of its Common Units.
     WHEREAS, in furtherance of the objectives and purposes set forth in the preceding recitals, the Parties hereby acknowledge that each of the following actions was taken prior to the date hereof:
1.	CFSI formed Compressco Leasing, LLC (“Leaseco”) under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed [$1,000] to Leaseco in exchange for all of the membership interests in Leaseco (all such membership interests, the “Leaseco Interests”).

2.	CFSI sold to Leaseco all of CFSI’s right, title and interest in and to the Compressor Units owned and used by CFSI to conduct CFSI’s U.S.-based production enhancement services business, including the Compressor Units set forth on Schedule 1 (such Compressor Units, the “U.S. Service Compressor Units”) in exchange for an obligation by Leaseco to pay to CFSI an amount of $[•] (such obligation, the “Leaseco Loan”) under that [Loan Agreement by and between CFSI and Leaseco, dated [________]] (the “Leaseco Loan Agreement”), and thereafter Leaseco leased the U.S. Service Compressor Units to CFSI.

3.	CFSI formed Compressco Mexico Investment I, LLC (“Mexico Sub 1”) under the terms of the Delaware LLC Act and contributed [$1,000] to Mexico Sub 1 in exchange for all of the membership interests in Mexico Sub 1 (all such membership interests, the “Mexico Sub 1 Interests”).

4.	CFSI formed Compressco Mexico Investment II, LLC (“Mexico Sub 2”) under the terms of the Delaware LLC Act and contributed [$1,000] to Mexico Sub 2 in exchange for all of the membership interests in Mexico Sub 2 (all such membership interests, the “Mexico Sub 2 Interests”).

5.	Mexico Sub 1 and Mexico Sub 2 formed CP Mexico under Mexico laws and contributed [MXN $1,530] and [MXN $1,470], respectively, to CP Mexico, in exchange for 51% and 49% of the partnership interests, respectively, in CP Mexico.

6.	CFSI formed the General Partner under the terms of the Delaware General Corporation Law (the “DGCL”) and contributed [$1,000] to the General Partner in exchange for all of the shares of common stock of the General Partner.

7.	CFSI and the General Partner formed the Partnership under the terms of the Delaware LP Act and contributed $999 and $1, respectively, to the Partnership in exchange for a 99.9% limited partner interest (the “Initial LP Interest”) and a 0.1% general partner interest (the “Initial GP Interest”), respectively, in the Partnership.

8.	CFSI formed OPCO under the terms of the Delaware LLC Act and contributed [$1,000] to OPCO in exchange for all of the membership interests in OPCO (all such membership interests, the “OPCO Interests”).

9.	CFSI formed Compressco Field Services International, LLC (“Argentina Sub 1”) under the Delaware LLC Act and contributed [$1,000] to Argentina Sub 1 in exchange for all of the membership interests in Argentina Sub 1 (all such membership interests, the “Argentina Sub 1 Interests”).

10.	CFSI formed Compressco International, LLC (“Argentina Sub 2”) under the Delaware LLC Act and contributed [$1,000] to Argentina Sub 2 in exchange for all of the membership interests in Argentina Sub 2 (all such membership interests, the “Argentina Sub 2 Interests”).

11.	Argentina Sub 1 and Argentina Sub 2 formed Compressco de Argentina S.R.L. (“Compressco Argentina”) under Argentina laws and contributed [$____] and [$____], respectively, to Compressco Argentina in exchange for 90% and 10% of the ownership interests, respectively, in Compressco Argentina.

12.	CFSI formed Compressco Dutch BV under the laws of the Netherlands and contributed €18,000.00 to Compressco Dutch BV in exchange for all of the ownership interests in Compressco Dutch BV (the “Compressco Dutch BV Interests”.

13.	CFSI formed Compressco Holdings under the Delaware LLC Act and contributed [$____] in exchange for all of the membership interests in Compressco Holdings (all such membership interests, the “Compressco Holdings Interests”).

14.	CFSI and Compressco Holdings formed Compressco Dutch Co-op under the laws of the Netherlands, and contributed [$_____] and [$______], respectively, in exchange for 99% and 1%, respectively, of the membership interests in Compressco Dutch Co-op.

15.	The Partnership formed MLP Sub under the terms of the DGCL and contributed [$1,000] to MLP Sub in exchange for all of the shares of common stock of MLP Sub.
     WHEREAS, in furtherance of the objectives and purposes set forth in the first two recitals hereto, the Parties desire that each of the following transactions shall occur at or immediately before the Effective Time (as hereinafter defined):
1.	CFSI shall convey and contribute to the General Partner all of CFSI’s right, title and interest in and to the Initial LP Interest.

2.	Compressco shall convey and contribute to CFSI all of Compressco’s right, title and interest in all of the outstanding shares of common stock of Cansub, no par value (the “Cansub Shares”).

3.	CFSI shall sell to Cansub all of CFSI’s right, title and interest in (a) all of the Equipment owned and leased by CFSI to Cansub to conduct Cansub’s Canada-based production enhancement equipment rental business, including the Equipment set forth on Schedule 2 (such Equipment, the “Cansub Equipment”), (b) all of the Equipment owned and used by CFSI to conduct CFSI’s Indonesia-based production enhancement equipment rental business, including the Equipment set forth on Schedule 3 (such Equipment, the “Indonesian Equipment”) and (c) the production enhancement rental contracts pursuant to which CFSI conducts its Indonesia-based production enhancement equipment rental business, including the production enhancement rental contracts set forth on Schedule 3 (such contracts, the “Indonesian Contracts” and, together with the Cansub Equipment and Indonesian Equipment, the “Cansub Assets”) in exchange for $[___] and an obligation by Cansub to pay to CFSI an amount equal to $[__] (such obligation, the “Cansub Loan”) under that [Loan Agreement] by and between CFSI and Cansub, dated of even date herewith (the “Cansub Loan Agreement”).

4.	CFSI shall (a) convey and contribute to Compressco Dutch BV all of CFSI’s right, title and interest in (i) all of the Cansub Shares and (ii) all of the Mexico Sub 1 Interests, and (iii) all of the Mexico Sub 2 Interests, and (b) assign all of CFSI’s right, title and interest in and to the Cansub Loan to Compressco Dutch BV in exchange for an obligation by Compressco Dutch BV to pay to CFSI an amount of $[•] (such obligation, the “BV Loan”) under that [Loan Agreement] by and between CFSI and Compressco Dutch BV, dated of even date herewith (the “BV Loan Agreement”).

5.	CFSI shall convey and contribute to Compressco Dutch Co-op and Compressco Holdings all of CFSI’s right, title and interest in 99.0% and 1.0% of the Compressco Dutch BV Interests, respectively, and Compressco Holdings shall convey and contribute to Compressco Dutch Co-op all of Compressco Holdings’ right, title and interest in such 1.0% of the Compressco Dutch BV Interests.

6.	CFSI shall (a) convey and contribute to OPCO all of CFSI’s right, title and interest in (i) the production enhancement services contracts pursuant to which CFSI conducts its U.S.-based production enhancement services business, including the production enhancement services contracts set forth on Schedule 4 (such contracts, the “Domestic Services Contracts”), (ii) all of CFSI’s leasehold interests in the U.S. Service Compressor Units, including the leasehold interests set forth on Schedule 5 (such leasehold interests, the “U.S. Leasehold Interests”), (iii) the Equipment owned and used by CFSI to conduct CFSI’s U.S.-based production enhancement services business, including the Equipment set forth on Schedule 6 (such Equipment, the “U.S. Service Equipment”), (iv) all of the Leaseco Interests, (v) all of the membership interests in Compressco Dutch Co-op that are owned by CFSI (the “CFSI Dutch Co-op Interest”), (vi) all of the Compressco Holdings Interests, (viii) all of the Argentina Sub 1 Interests and (viii) all of the Argentina Sub 2 Interests; and (b) assign to OPCO all of CFSI’s right, title and interest in (i) the Leaseco Loan and (ii) the BV Loan.

7.	CFSI shall convey and contribute to the General Partner all of CFSI’s right, title and interest in (a) all of the OPCO Interests, (b) all of the assets and liabilities constituting CFSI’s manufacturing business and U.S.-based production enhancement equipment rental business, including the Assets & Liabilities set forth on Schedule 7 (such assets and liabilities, the “MLP Sub Business”), (c) all of CFSI’s remaining assets and liabilities used in the conduct of CFSI’s U.S.-based production enhancement services business that are not conveyed with the Previously Contributed Assets, including the Assets & Liabilities set forth on Schedule 8 (such assets and liabilities, the “OPCO-Other Assets & Liabilities”), (d) all of CFSI’s remaining assets and liabilities used in the conduct of CFSI’s U.S.-based production enhancement equipment rental business that are not conveyed with the Previously Contributed Assets, including the Assets & Liabilities set forth on Schedule 9 (such assets and liabilities, the “MLP Sub-

Other Assets & Liabilities”), and (e) all of CFSI’s remaining assets and liabilities used in the conduct of Cansub’s Canada-based production enhancement equipment rental business that are not conveyed with the Previously Contributed Assets, including the Assets & Liabilities set forth on Schedule 10 (such assets and liabilities, the “Cansub-Other Assets & Liabilities” and, together with the OPCO-Other Assets & Liabilities and the MLP Sub-Other Assets & Liabilities, the “Other Assets & Liabilities”), in exchange for (x) the assumption by the General Partner of a $[28.9] million liability owed by CFSI to Tetra Financial Services, Inc. (the “Intercompany Liability”) and (y) [___] newly issued shares of common stock of the General Partner.

8.	The Partnership shall (a) redeem the Initial LP Interest and the Initial GP Interest in the Partnership held by the General Partner and (b) refund and distribute to the General Partner the initial capital contributions made by CFSI and the General Partner to the Partnership, along with any interest or other profit that resulted from the investment or other use of such initial capital contributions.

9.	The General Partner shall convey and contribute to the Partnership all of the General Partner’s right, title and interest in (i) all of the OPCO Interests, (ii) the MLP Sub Business and (iii) the Other Assets & Liabilities (such OPCO Interests, the MLP Sub Business and the Other Assets & Liabilities, together, the “GP Contribution”) in exchange for (a) a 2.0% general partner interest in the Partnership, (b) the Incentive Distribution Rights, (c) [5,805,586] Common Units representing an [88.0]% limited partner interest in the Partnership, (d) [5,521,094] Subordinated Units representing an [88.0]% limited partner interest in the Partnership, (e) a right to receive the proceeds from the Over-Allotment Option (as hereinafter defined) and/or additional Common Units (to the extent the Over-Allotment Option is not exercised) and (f) the assumption by the Partnership of the Intercompany Liability.

10.	TII shall (i) cancel its lease agreements with respect to the Equipment that TII currently leases to CP Mexico and PE Mexico, including the Equipment set forth on Schedule 11 (such Equipment, the “TII Equipment”), and convey and contribute to the Partnership all of TII’s right, title and interest in and to the TII Equipment, and (ii) convey and contribute to the Partnership all of TII’s right, title and interest in all of the membership interests (such membership interests, the “Providence Interest”) of Providence, and TII’s 0.002% ownership interest in the membership interests of PE Mexico (such 0.002%, the “PE Mexico Interest”) (such TII Equipment, the Providence Interest and the PE Mexico Interest, together, the “TII Contribution”) in exchange for [791,671] Common Units representing a [12.0]% limited partner interest in the Partnership and [752,876] Subordinated Units representing a [12.0]% limited partner interest in the Partnership.

11.	The Partnership shall convey and contribute (i) to OPCO all of the Partnership’s right, title and interest in and to the TII Contribution and the OPCO-Other Assets

& Liabilities and (ii) to Cansub all of the Partnership’s right, title and interest in and to the Cansub-Other Assets & Liabilities.

12.	OPCO shall (a) convey and contribute (i) to 1.0% of the Providence Interest, and Compressco Holdings shall convey and contribute to Compressco Dutch Co-op all of Compressco Holdings’ right, title and interest in such 1.0% of the Providence Interest, (ii) to Compressco Dutch Co-op all of OPCO’s right, title and interest in 99.0% of the Providence Interest, and (iii) to Leaseco all of OPCO’s right, title and interest in and to the TII Equipment, and (b) sell to Compressco Dutch BV all of OPCO’s right, title and interest in the PE Mexico Interest, in exchange for $[__].

13.	Compressco Dutch Co-op shall convey and contribute to Compressco Dutch BV all of Compressco Dutch Co-op’s right, title and interest in 100.0% of the Providence Interest

14.	Pursuant to the Underwriting Agreement (as hereinafter defined), the Underwriters (as hereinafter defined) shall contribute $[•] in cash to the Partnership in exchange for 2,500,000 Common Units, representing a 15.9% limited partner interest in the Partnership and the General Partner and TII shall thereafter hold a [72.2]% limited partner interest and [9.9]% limited partner interest, respectively, in the Partnership.

15.	The public shall purchase, through the Underwriters, 2,500,000 Common Units representing a 15.9% limited partner interest in the Partnership for an aggregate price of $[•] million in cash, less amounts of (i) $[•] in the aggregate (the “Spread”), payable to the Underwriters for the Underwriters’ discount of [•]%, and (ii) $[•] in the aggregate (the “Structuring Fee”), payable to Raymond James & Associates, Inc. and J.P. Morgan Securities, Inc. for a structuring fee.

16.	The Partnership shall use a portion of the net proceeds received from the IPO to (i) pay IPO-related transaction expenses (excluding the Spread and the Structuring Fee) estimated to be approximately $[•] million, (ii) pay TETRA Financial Services, Inc. to retire the Intercompany Liability, and (iii) pay financing fees and related transactions costs incurred in connection with the placement of a new revolving credit facility of the Partnership, and the Partnership shall convey and contribute to OPCO the remaining net proceeds of the IPO for use in growing its wellhead compression-based and other related production enhancement services business.

17.	The Partnership shall convey and contribute (i) to MLP Sub all of the Partnership’s right, title and interest in the MLP Sub Business and the MLP Sub-Other Assets & Liabilities.

18.	Leaseco and Compressco Dutch BV shall enter into that [Lease Agreement], dated of even date herewith (the “Lease Agreement”), pursuant to which Leaseco shall lease to Compressco Dutch BV the TII Equipment.

19.	Compressco Dutch BV, CP Mexico and PE Mexico shall enter into that [Sublease Agreement], dated of even date herewith (the “Sublease Agreement”), pursuant to which Compressco Dutch BV shall sublease to CP Mexico and PE Mexico the TII Equipment.

20.	If the Underwriters exercise the Over-Allotment Option, in whole or in part, the Partnership shall distribute the exercise proceeds (excluding the Spread and the Structuring Fee) to the General Partner. If the Over-Allotment Option is not exercised or is partially exercised, then the Partnership shall distribute any and all Common Units not sold pursuant to the exercise of the Over-Allotment Option to the General Partner.
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     The terms set forth below in this ARTICLE I shall have the meanings ascribed to them below:
     “Assets & Liabilities” means, with respect to any business, all Equipment, Owned Real Property, Tangible Personal Property, Intellectual Property, Permits, Contracts, Books and Records, Rights and Claims, Other Intangible Assets and any scheduled liabilities of the business.
     “Books and Records” means collectively books, records, ledgers, files, invoices, documents, work papers, correspondence, lists (including customer lists and supplier lists), all tangible and digital or electronic copies of technology, designs, formulae (chemical and otherwise), copies of software, databases, procedures, schedules, methods, discoveries, processes, techniques, research and development, technical data, tools, materials, specifications, information technology infrastructure, apparatuses, creations, improvements, works of authorship in any media, confidential, proprietary or non-public information, and other similar materials.
     “Commission” means the U.S. Securities and Exchange Commission.
     “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
     “Compressor Unit” means a wellhead compressor unit, including GasJack® compressor units and VJack™ compressor units.
     “Contract” means any contract, agreement, option, right to acquire, preferential purchase right, preemptive right, warrant, indenture, debenture, note, bond, loan, loan agreement, collective bargaining agreement, lease, mortgage, franchise, license, purchase order, bid, commitment, letter of credit, guaranty, surety or any other legally binding arrangement, whether oral or written.
     “Effective Time” means the time at which the Registration Statement is declared effective by the Commission.

     “Equipment” means all Compressor Units, well monitoring assets, automated sand separation assets, together with any tangible components thereof, all related appliances, parts, accessories, appurtenances, accessions, additions, improvements and replacements thereto, all other equipment or components of any nature from time to time incorporated or installed therein and all substitutions for any of the foregoing.
     “Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.
     “Intellectual Property” means all of the following intellectual property owned or held by the conveying entity: (a) patents and patent applications; (b) registered and unregistered copyrights and copyright applications; (c) trademarks, service marks, trade names, and trade dress, together with the goodwill associated therewith, and any applications for the foregoing; (d) domain names; (e) trade secrets and confidential information; and (f) the right to sue and collect for past, present and future infringement and misappropriation of all such intellectual property.
     “Other Intangible Assets” means any other intangible assets included in the balance sheet of the conveying entity.
     “Over-Allotment Option” has the meaning assigned to such term in the Partnership Agreement.
     “Owned Real Property” means all real property owned and used in connection with the ownership and operations of the business.
     “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the date hereof.
     “Permits” means all permits, licenses, certificates, authorizations and approvals granted by any governmental authority and used or held in connection with the operation of the business.
     “Previously Contributed Assets” means the Initial LP Interest, the Cansub Shares, the Cansub Assets, the Mexico Sub 1 Interest, the Mexico Sub 2 Interest, the Cansub Loan and Cansub Loan Agreement, the Compressco Dutch BV Interests, the Domestic Services Contracts, the U.S. Leasehold Interests, the U.S. Service Equipment, the Leaseco Interests, the CFSI Dutch Co-op Interest, the Compressco Holdings Interests, the Argentina Sub 1 Interests, the Argentina Sub 2 Interests, the Leaseco Loan and Leaseco Loan Agreement, the BV Loan and BV Loan Agreement, the OPCO Interests and the MLP Sub Business and all Assets & Liabilities conveyed therewith.
     “Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-155260), as amended and effective at the Effective Time.
     “Rights and Claims” means all of the conveying entity’s rights, claims, counterclaims, cross claims, credits, causes of action or rights of set-off against third parties relating to the other Assets & Liabilities, including, without limitation, unliquidated rights under manufacturers’ and vendors’ warranties and claims under or against insurance policies.

     “Securities Act” means the Securities Act of 1933, as amended.
     “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.
     “Tangible Personal Property” means all of the Equipment, tools, machinery, parts, products, materials, supplies, cars, trucks, trailers and other rolling stock and each other item of tangible personal property used or owned in the conduct of the business.
     “Underwriters” means those underwriters listed in the Underwriting Agreement.
     “Underwriting Agreement” means that certain Underwriting Agreement between Raymond James & Associates, Inc. and J.P. Morgan Securities, Inc., as representatives of the Underwriters, the General Partner and the Partnership, dated as of [•].
ARTICLE II
CONTRIBUTION, SALE, ACKNOWLEDGEMENTS AND DISTRIBUTIONS
     Section 2.1 Contribution of CFSI’s Limited Partner Interest in the Partnership to the General Partner. CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and assigns, for its and their own use forever, all of CFSI’s right, title and interest in and to the Initial LP Interest, and the General Partner hereby accepts all of CFSI’s right, title and interest in and to the Initial LP Interest.
     Section 2.2 Contribution of the Cansub Shares by Compressco to CFSI. Compressco hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to CFSI, its successors and its assigns, for its and their own use forever, all of Compressco’s right, title and interest in and to all of the Cansub Shares, and CFSI hereby accepts all of Compressco’s right, title and interest in and to the Cansub Shares.
     Section 2.3 Sale of Cansub Assets and Cansub Loan by CFSI to Cansub. CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Cansub, its successors and its assigns, for its and their own use forever, all of CFSI’s right, title and interest in and to the Cansub Assets, and Cansub hereby accepts all of CFSI’s right, title and interest in and to the Cansub Assets, in exchange for $[__] and the Cansub Loan, and Cansub hereby agrees to pay, perform and discharge, as and when due, all of the obligations of Cansub under the Cansub Loan Agreement accruing on and after the date of this Agreement.
     Section 2.4 Sale and Contribution of Certain Assets and BV Loan by CFSI to Compressco Dutch BV. CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all of CFSI’s right, title and interest in and to (i) all of the Cansub Shares, (ii) all of the Mexico Sub 1 Interests, (iii) all of the Mexico Sub 2 Interests, and (iv) the Cansub Loan, in exchange for the BV Loan, and Compressco Dutch BV hereby accepts all of CFSI’s right, title and interest in and to such ownership interests and the Cansub Loan, assumes all of CFSI’s duties and obligations under the Cansub Loan, agrees to pay, perform and discharge, as and when due, all of CFSI’s obligations under the Cansub Loan Agreement accruing on and after the date of this Agreement, and agrees to pay, perform and discharge, as and when due, all of

Compressco Dutch BV’s obligations under the BV Loan Agreement accruing on and after the date of this Agreement.
     Section 2.5 Contribution of Ownership Interests in Compressco Dutch BV by CFSI to Compressco Dutch Co-op and Compressco Holdings. (a) CFSI hereby agrees to transfer the full legal and beneficial title to 17,820 shares in the issued share capital of Compressco Dutch BV (being 99.0% of the total issued share capital) to Compressco Dutch Co-op, its successors and its assigns, for its and their own use forever, and Compressco Dutch Co-op hereby agrees to accept the full legal and beneficial title to such shares, each by executing a Dutch notarial deed of transfer of shares and (b) CFSI hereby agrees to transfer the full legal and beneficial title to 180 shares in the issued share capital of Compressco Dutch BV (being 1.0% of the total issued share capital) to Compressco Holdings, its successors and its assigns, for its and their own use forever, and Compressco Holdings hereby agrees to accept the full legal and beneficial title to such shares, each by executing a Dutch notarial deed of transfer of shares. Compressco Dutch BV undertakes to acknowledge the transfers of the shares by co-signing the Dutch notarial deeds of transfer and hereby agrees to enter the transfers of the shares in its shareholders’ register forthwith.
     Section 2.6 Contribution of 1.0% of Ownership Interests in Compressco Dutch BV by Compressco Holdings to Compressco Dutch Co-op. Compressco Holdings hereby agrees to transfer the full legal and beneficial title to 180 shares in the issued share capital of Compressco Dutch BV (being 1.0% of the total issued share capital), its successors and its assigns, for its and their own use forever, and Compressco Dutch Co-op hereby agrees to accept the full legal and beneficial title to such shares, each by executing a Dutch notarial deed of transfer of shares. Compressco Dutch BV undertakes to acknowledge the transfer of the shares by co-signing the Dutch notarial deed of transfer and hereby agrees to enter the transfer of the shares in its shareholders’ register forthwith.
     Section 2.7 Contribution of the Domestic Services Contracts, U.S. Leasehold Interests, U.S. Service Equipment, Leaseco Loan, Leaseco Interests, Ownership Interests in Dutch Co-op, Compressco Holdings Interest, BV Loan, Argentina Sub 1 Interests and Argentina Sub 2 Interests by CFSI to OPCO. CFSI hereby grants, distributes, conveys, assigns, transfers, sets over and delivers to OPCO, its successors and assigns, for its and their own use forever, all of CFSI”s right, title and interest in and to (i) the Domestic Services Contracts, (ii) the U.S. Leasehold Interests, (iii) the U.S. Service Equipment, (iv) the Leaseco Loan, (v) all of the Leaseco Interests, (vi) the CFSI Dutch Co-op Interest, (vii) all of the Compressco Holdings Interests, (viii) the BV Loan; (ix) all of the Argentina Sub 1 Interests and (x) all of the Argentina Sub 2 Interests, and OPCO hereby accepts all of CFSI’s right, title and interest in and to each of the items set forth in clauses (i) through (x) above, assumes all of CFSI’s duties and obligations under each of the items set forth in clauses (i), (ii), (iv) and (viii) above, and agrees to pay, perform and discharge, as and when due, all of Compressco Dutch BV’s obligations under each of the agreements governing the items set forth in clauses (i), (ii), (iv) and (viii) accruing on and after the date of this Agreement.
     Section 2.8 Contribution of the GP Contribution by CFSI to the General Partner. CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, all of CFSI’s right, title and interest in and to the GP Contribution, and the General Partner hereby accepts all of CFSI’s right, title and interest in and to the GP Contribution, assumes all of CFSI’s duties and obligations under the liabilities of the MLP Sub Business and the Other Assets & Liabilities, and agrees to pay, perform and discharge, as and when due, all of the obligations of CFSI under the agreements governing the liabilities of the MLP Sub Business and the Other Assets & Liabilities accruing on and after the date of this Agreement, in exchange for (i) the assumption by the General Partner of the Intercompany Liability, and the General Partner hereby accepts the Intercompany Liability, assumes all of CFSI’s duties and obligations under the Intercompany Liability, and agrees to pay, perform and discharge, as and when due, all of CFSI’s obligations under the Intercompany Liability accruing on and after the date of this Agreement, and (ii) [____] newly issued shares of common stock of the General Partner, and CFSI hereby accepts all of CFSI’s right, title and interest in and to such shares.
     Section 2.9 Redemption of the Initial Partner Interests in the Partnership and the Return of Initial Capital Contributions. The Partnership (a) hereby redeems the Initial LP Interest and the Initial GP Interest in the Partnership held by the General Partner and (b) hereby refunds and distributes to the General Partner the initial capital contributions made by CFSI and the General Partner to the Partnership along with any interest or other profit that resulted from the investment or other use of such initial capital contributions.
     Section 2.10 Contribution of the GP Contribution by the General Partner to the Partnership. The General Partner hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all of the General Partner’s right, title and interest in and to the GP Contribution, and the Partnership hereby accepts all of the General Partner’s right, title and interest in and to the GP Contribution, assumes all of the General Partner’s duties and obligations under the liabilities of the MLP Sub Business and the Other Assets & Liabilities, and agrees to pay, perform and discharge, as and when due, all of the obligations of the General Partner under the agreements governing the liabilities of the MLP Sub Business and the Other Assets & Liabilities accruing on and after the date of this Agreement, in exchange for (i) the assumption of the Intercompany Liability by the Partnership, and the Partnership hereby accepts the Intercompany Liability, assumes all of the General Partner’s duties and obligations under the Intercompany Liability, and agrees to pay, perform and discharge, as and when due, all of the obligations of the General Partner under the Intercompany Liability accruing on and after the date of this Agreement, and (ii) (A) a 2.0% general partner interest in the Partnership (B) the Incentive Distribution Rights, (C) [5,805,586] Common Units representing an [88.0]% limited partner interest in the Partnership, (D) [5,521,094] Subordinated Units representing an [88.0]% limited partner interest in the Partnership, and (E) the right to receive proceeds from the Over-Allotment Option and/or additional Common Units (to the extent the Over-Allotment Option is not exercised), and the General Partner hereby accepts each of the items set forth in clauses (A) through (E) above.
     Section 2.11 Cancellation of TII Equipment Rental Contracts by TII, CP Mexico and PE Mexico. (a) Each of TII and CP Mexico hereby acknowledge the cancellation and termination of that Equipment Rental Contract, dated November 1, 2008, by and between TII and CP Mexico, pursuant to which TII leased compressor units and related equipment to CP Mexico, and (b) each of TII and PE Mexico hereby acknowledge the cancellation and termination of that Equipment Rental Contract, dated November 1, 2008, by and between TII and PE Mexico, pursuant to which TII leased compressor units and related equipment to PE Mexico.
     Section 2.12 Contribution of the TII Contribution by TII to the Partnership. TII hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all of TII’s right, title and interest in and to the TII Contribution, and the Partnership hereby accepts all of TII’s right, title and interest in and to the TII Contribution, in exchange for (i) [791,671] Common Units representing a [12.0]% limited partner interest in the Partnership, and (ii) [752,876] Subordinated Units representing a [12.0]% limited partner interest in the Partnership, and TII hereby accepts such Common Units and Subordinated Units.
     Section 2.13 Contribution of the TII Contribution and the OPCO-Other Assets & Liabilities by the Partnership to OPCO. The Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to OPCO, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the TII Contribution and the OPCO-Other Assets & Liabilities, and OPCO hereby accepts all of the Partnership’s right, title and interest in and to the TII Contribution and the OPCO-Other Assets & Liabilities, assumes all of the Partnership’s duties and obligations under the liabilities of the OPCO-Other Assets & Liabilities, and agrees to pay, perform and discharge, as and when due, all of the obligations of the Partnership under the liabilities of the OPCO-Other Assets & Liabilities accruing on and after the date of this Agreement.
     Section 2.14 Contribution of the Cansub-Other Assets & Liabilities by the Partnership to Cansub. The Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Cansub, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Cansub-Other Assets & Liabilities, and Cansub hereby accepts all of the Partnership’s right, title and interest in and to the Cansub-Other Assets & Liabilities, assumes all of the Partnership’s duties and obligations under the liabilities of the Cansub-Other Assets & Liabilities, and agrees to pay, perform and discharge, as and when due, all of the obligations of the Partnership under the liabilities of the Cansub-Other Assets & Liabilities accruing on and after the date of this Agreement.
     Section 2.15 Contribution of Ownership Interests in Providence by OPCO to Compressco Holdings and Compressco Dutch Co-op. (a) OPCO hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Holdings, its successors and its assigns, for its and their own use forever, all of OPCO’s right, title and interest in and to 1.0% of the Providence Interest, and Compressco Holdings hereby accepts all of OPCO’s right, title and interest in and to such ownership interests, and (b) OPCO hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch Co-op, its successors and its assigns, for its and their own use forever, all of OPCO’s right, title and interest in and to 99.0% of the Providence Interest, and Compressco Dutch Co-op hereby accepts all of OPCO’s right, title and interest in and to such ownership interests.
     Section 2.16 Contribution of Ownership Interests in Providence by Compressco Holdings to Compressco Dutch Co-op. Compressco Holdings hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch Co-op, its successors and its assigns, for its and their own use forever, all of Compressco Holdings’ right, title and interest in and to 1.0% of the Providence Interest, and Compressco Dutch Co-op hereby accepts all of Compressco Holdings’ right, title and interest in and to such ownership interest.

     Section 2.17 Contribution of the TII Equipment by OPCO to Leaseco. OPCO hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Leaseco, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the TII Equipment, and Leaseco hereby accepts all of OPCO’s right, title and interest in and to the TII Equipment.
     Section 2.18 Sale of PE Mexico Interest by OPCO to Compressco Dutch BV. OPCO hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all of OPCO’s right, title and interest in and to the PE Mexico Interest, and Compressco Dutch BV hereby accepts all of OPCO’s right, title and interest in and to the PE Mexico Interest, in exchange for $[__].
     Section 2.19 Contribution of Ownership Interests in Providence by Compressco Dutch Co-op to Compressco Dutch BV. Compressco Dutch Co-op hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all of Compressco Dutch Co-op’s right, title and interest in and to the Providence Interest, and Compressco Dutch BV hereby accepts all of Compressco Dutch Co-op’s right, title and interest in and to such ownership interests.
     Section 2.20 Contribution of the MLP Sub Business and MLP Sub-Other Assets & Liabilities by the Partnership to MLP Sub. The Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to MLP Sub, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the MLP Sub Business and the MLP Sub-Other Assets & Liabilities, and MLP Sub hereby accepts such MLP Sub Business and the MLP Sub-Other Assets & Liabilities, assumes all of the Partnership’s duties and obligations under the liabilities of the MLP Sub Business and the MLP Sub-Other Assets & Liabilities, and agrees to pay, perform and discharge, as and when due, all of the obligations of the Partnership under the liabilities of the MLP Sub Business and the MLP Sub-Other Assets & Liabilities accruing on and after the date of this Agreement.
     Section 2.21 Lease Agreement by and between Leaseco and Compressco Dutch BV. Leaseco and Compressco Dutch BV hereby acknowledge the effectiveness of the Lease Agreement, pursuant to which Leaseco shall lease to Compressco Dutch BV the TII Equipment.
     Section 2.22 Sublease Agreement by and among Compressco Dutch BV, CP Mexico and PE Mexico. Compressco Dutch BV, CP Mexico and PE Mexico hereby acknowledge the effectiveness of the Sublease Agreement, pursuant to which Compressco Dutch BV shall sublease to CP Mexico and PE Mexico the TII Equipment.

ARTICLE III
ADDITIONAL TRANSACTIONS
     Section 3.1 Sale and Purchase of Additional Common Units. If the Over-Allotment Option is exercised in whole or in part, the Underwriters shall contribute additional cash to the Partnership (the “Proceeds”), in exchange for up to an additional 375,000 Common Units on the basis of the IPO price per Common Unit set forth in the Registration Statement, net of the Spread and the Structuring Fee.
     Section 3.2 Exercise of the Over-Allotment Option. The Parties hereby acknowledge that, if the Underwriters elect to exercise the Over-Allotment Option, the Partnership shall distribute that portion of the Proceeds to the General Partner that is equal in value to the amount by which the value of the GP Contribution exceeded the value of the Common Units and Subordinated Units received by the General Partner in exchange for the GP Contribution. If the Underwriters do not exercise or partially exercise the Over-Allotment Option, the Partnership shall distribute to the General Partner the Common Units that are not purchased by the Underwriters pursuant to the Over-Allotment Option.
ARTICLE IV
FURTHER ASSURANCES
     From time to time after the Effective Time, and without any further consideration, the Parties hereby agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.
ARTICLE V
EFFECTIVE TIME
     Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of ARTICLE II and ARTICLE III of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of ARTICLE II of this Agreement shall be effective and operative in accordance with ARTICLE VI, without further action by any Party hereto.
ARTICLE VI
MISCELLANEOUS
     Section 6.1 Order of Completion of Transactions. The transactions provided for in Article II and Article III of this Agreement shall be completed following the Effective Time in the following order: first, the transactions provided for in Article II shall be completed immediately following the Effective Time in the order set forth therein; and second, following the completion of the transactions provided for in Article II, the transactions provided for in Article III, if they occur, shall be completed.
     Section 6.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     Section 6.4 No Third-Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
     Section 6.6 Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Delaware. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Delaware.
     Section 6.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

     Section 6.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
     Section 6.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.
     Section 6.10 Deed; Bill of Sale; Assignment and Assumption Agreement. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment and assumption agreement” of the assets, interests and obligations granted, contributed, conveyed, assigned, transferred, set over and delivered herein.
(Remainder of page intentionally left blank. Signature pages follow.)

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

COMPRESSCO, INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO FIELD SERVICES, INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO CANADA, INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO DE MEXICO, S. DE R.L. DE C.V.
By:
	Name:	Philip N. Longorio
	Title:	President

COMPRESSCO PARTNERS GP INC.
By:
	Name:	Ronald J. Foster
	Title:	President

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

COMPRESSCO PARTNERS, L.P.

By:	Compressco Partners GP Inc.,
its general partner

By:
Name: Ronald J. Foster
Title: President

COMPRESSCO PARTNERS OPERATING, LLC

By:	Compressco Field Services, Inc.,
its sole member

By:
Name: Ronald J. Foster
Title: President

COMPRESSCO NETHERLANDS B.V.

By:	[ ]

By:

Name:
Title:

COMPRESSCO HOLDINGS, LLC

By:	[ ]

By:

Name:
Title:
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

COMPRESSCO NETHERLANDS COÖPERATIEF U.A.
By:	[ ]
By:
Name:
Title:

COMPRESSCO PARTNERS SUB, INC.
By:
Name:
Title:

TETRA INTERNATIONAL INCORPORATED
By:
Name:
Title:

PRODUCTION ENHANCEMENT MEXICO, S.A. DE C.V.
By:
Name:
Title:

TETRA TECHNOLOGIES INC.
By:
Name:
Title:

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

SCHEDULE 1

U.S. SERVICE COMPRESSOR UNITS

1-1

SCHEDULE 2

CANSUB EQUIPMENT

2-1

SCHEDULE 3

INDONESIAN EQUIPMENT and INDONESIAN CONTRACTS

3-1

SCHEDULE 4

DOMESTIC SERVICES CONTRACTS

4-1

SCHEDULE 5

U.S. LEASEHOLD INTERESTS

5-1

SCHEDULE 6

U.S. SERVICE EQUIPMENT

6-1

SCHEDULE 7

MLP SUB BUSINESS

7-1

SCHEDULE 8

OPCO-OTHER ASSETS & LIABILITIES

8-1

SCHEDULE 9

MLP SUB-OTHER ASSETS & LIABILITIES

9-1

SCHEDULE 10

CANSUB-OTHER ASSETS & LIABILITIES

10-1

SCHEDULE 11

TII EQUIPMENT

11-1